                                                                     EXHIBIT 4.1

[LOGO]                                    [LOGO]                                            [LOGO]
COMMON STOCK         INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE     SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                                       CUSIP 899165 10 4

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001 PER
                                   SHARE, OF

                                 TULARIK INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers.

    Dated



          /s/ William J. Rieflin    [SEAL]              /s/ David V. Goeddel

               Secretary                              Chief Executive Officer

                                           COUNTERSIGNED AND REGISTERED:
                                               NORWEST BANK MINNESOTA, N.A.
                                                    TRANSFER AGENT AND REGISTRAR

                                            BY    /s/ [ILLEGIBLE]
                                                          AUTHORIZED SIGNATURE
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                                 TULARIK INC.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                              UNIF GIFT MIN ACT -- ________ Custodian___________
     TEN ENT - as tenants by the entireties                                                  (Cust)             (Minor)
     JT TEN  - as joint tenants with right of
               survivorship and not as tenants                                     under Uniform Gifts to Minors
               in common                                                           Act ___________________________________________
                                                                                                       (state)

                                                                 UNIF TRF MIN ACT -- __________ Custodian (until age______________)
                                                                                       (cust)

                                                                                     ______________________ under Uniform Transfers
                                                                                             (Minor)

                                                                                     to Minors Act _______________________________
                                                                                                                 (State)

   Additional abbreviations may  also be used though not in the above list

FOR VALUE RECEIVED, ____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated _____________________________

                                       X  ______________________________________
                                       X  ______________________________________
                                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME(S) AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE ON EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By_________________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALION PROGRAM). PURSUANT
TO S.E.C. RULE 17Ad-15